SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  October 11, 2004

GAIAM, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	0-27515	84-1113527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Interlocken Boulevard, Broomfield, Colorado 80021

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (303) 222-3600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01	Changes in Registrant’s Certifying Accountant

SIGNATURE

Item 4.01                                             Changes in Registrant’s Certifying Accountant.

On October 11, 2004,  the Audit Committee of Gaiam, Inc. (the “Company”) engaged Ehrhardt Keefe Steiner & Hottman PC (“EKS&H”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2004.  EKS&H’s engagement as the Company’s new auditors will be effective for the filing of the Company’s Form 10-Q for the quarter ended September 30, 2004.  EKS&H, based in Denver, Colorado, is the third largest accounting firm in the Rocky Mountain region.

During the Company’s two most recent fiscal years and the subsequent interim periods prior to the engagement of EKS&H, the Company did not consult with EKS&H with respect to any of the matters or events set forth in Item 304(a)(i) or (ii) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIAM, INC.

	By:	/s/ Janet Mathews
Janet Mathews
Chief Financial Officer

Date: October 15, 2004